SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.    Other Events.

The registrant hereby incorporates by reference four press releases dated May 19, 2003 and May 21, 2003 attached hereto as Exhibits 99.1 (“Genaera Announces Preclinical Data Demonstrating Effectiveness of Interleukin-9 Antibody Therapy”), 99.2 (“Genaera Presentation Highlights Potential Benefit of Anti-Inflammatory Aminosterols in Asthma”), 99.3 (“Genaera Presents Second Generation Mucoregulator Therapy at American Thoracic Society Meeting”) and 99.4 (“Genaera Announces Presentation on Mucoregulator Target and Relationship to Cystic Fibrosis”).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit Number	Description

99.1	Press Release dated May 19, 2003—“Genaera Announces Preclinical Data Demonstrating Effectiveness of Interleukin-9 Antibody Therapy”

99.2	Press Release dated May 19, 2003—“Genaera Presentation Highlights Potential Benefit of Anti-Inflammatory Aminosterols in Asthma”

99.3	Press Release dated May 21, 2003—“Genaera Presents Second Generation Mucoregulator Therapy at American Thoracic Society Meeting”

99.4	Press Release dated May 21, 2003—“Genaera Announces Presentation on Mucoregulator Target and Relationship to Cystic Fibrosis”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ CHRISTOPHER P. SCHNITTKER
Christopher P. Schnittker Senior Vice President, Chief Financial Officer and Secretary

Dated: May 21, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 19, 2003—“Genaera Announces Preclinical Data Demonstrating Effectiveness of Interleukin-9 Antibody Therapy”

99.2	Press Release dated May 19, 2003—“Genaera Presentation Highlights Potential Benefit of Anti-Inflammatory Aminosterols in Asthma”

99.3	Press Release dated May 21, 2003—“Genaera Presents Second Generation Mucoregulator Therapy at American Thoracic Society Meeting”

99.4	Press Release dated May 21, 2003—“Genaera Announces Presentation on Mucoregulator Target and Relationship to Cystic Fibrosis”